UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2024
Energy Vault Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39982	85-3230987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 100 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 852-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NRGV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 4, 2024, Energy Vault Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that Johannes Cornelis Maria van Gaalen will cease to serve as Chief Financial Officer concurrently with Michael Beer assuming the position of Chief Financial Officer on April 15, 2024. This Amendment to the Original Form 8-K is being filed to disclose the terms of Mr. van Gaalen’s separation from service with the Company.
On April 15, 2024, Mr. van Gaalen entered into a Separation and General Release Agreement with the Company (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. van Gaalen will continue to serve as the Company’s Chief Financial Officer until April 15, 2024 (the “Separation Date”).
Pursuant to the Separation Agreement, in exchange for an effective release of claims in favor of the Company, Mr. van Gaalen will be entitled to receive (i) a lump sum payment of $99,302.91, less standard withholding and authorized deductions, to be paid within thirty business days of the date that the release of claims becomes effective (the “Effective Date”), (ii) reimbursement for up to five months of the monthly premium costs of continuation coverage under COBRA and (iii) accelerated vesting of 46,875 restricted stock units held by Mr. van Gaalen as of the Effective Date.
The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
10.1	Separation and General Release Agreement by and between Energy Vault Holdings, Inc. and Jan Kees van Gaalen, dated as of April 15, 2024 (filed herewith).
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY VAULT HOLDINGS, INC.

Date: April 19, 2024	By:	/s/ Josh McMorrow
Name: Josh McMorrow
Chief Legal Officer